                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 22, 2001




    HARTFORD LIFE, INC.                         HARTFORD LIFE CAPITAL II
----------------------------                  ----------------------------
(Exact name of registrant as                  (Exact name of registrant as
  specified in its charter)                     specified in its charter)


   Delaware             1-12749               Delaware            1-12749-02
------------------    ------------         ------------------    ------------
(State or other       (Commission          (State or other       (Commission
 jurisdiction of      File Number)           jurisdiction        File Number)
 of Incorporation)                         of Incorporation)


    06-1470915                                      To be applied for
    ----------                                     -------------------
  (IRS Employer                                      (IRS Employer
Identification No.)                                Identification No.)

                            c/o Hartford Life, Inc.
                             200 Hopmeadow Street
                             Simsbury, Connecticut
                             ---------------------
          (Address of principal executive offices of each registrant)


                                     06089
                                     -----
                                  (Zip Code)

                                (860) 547-5000
                                --------------
                         Registrants' telephone number
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Item 5.   Other Events:
-------   -------------

     On February 22, 2001, Hartford Life, Inc. ("Hartford Life") entered into an Underwriting Agreement with Banc of America Securities LLC and Chase Securities Inc. for the issuance and sale of certain of Hartford Life's debt securities. This Form 8-K is being filed to incorporate by reference into Registration Statements on Form S-3, Nos. 333-21865 and 333-56283, the Underwriting Agreement attached hereto as Exhibit 1.1.

     On February 27, 2001, Hartford Life and Hartford Life Capital II (the "Trust") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Warburg LLC for the issuance and sale of 8,000,000 Preferred Securities designated the 7.625% Trust Preferred Securities of the Trust. This Form 8-K is being filed to incorporate by reference into Registration Statements on Form S-3, Nos. 333-21865 and 333-56283, the Underwriting Agreement attached hereto as Exhibit 1.2.

Item 7    Financial Statements and Exhibits
------    ---------------------------------

     c)   The following are filed as exhibits to this Current Report:

Exhibit
Number                     Description
------                     -----------

1.1.     Underwriting Agreement dated February 22, 2001.

1.2.     Underwriting Agreement dated February 27, 2001.

                                                                               2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HARTFORD LIFE, INC.


Date:  March 23, 2001                           By: /s/ C. Michael O'Halloran
                                                    -------------------------
                                                Name:  C. Michael O'Halloran
                                                Title: Its Vice President


                                                HARTFORD LIFE CAPITAL II
                                                By:    HARTFORD LIFE, INC.
                                                       as Sponsor

Date:  March 23, 2001                           By: /s/ C. Michael O'Halloran
                                                    --------------------------
                                                Name:  C. Michael O'Halloran
                                                Title: Its Vice President


                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                 Description
--------------                 -----------

1.1.           Underwriting Agreement dated February 22, 2001.

1.2.           Underwriting Agreement dated February 27, 2001.

                                                                               3